Exhibit 99.1

Sent via Electronic Delivery to: aweniger@loeb.com; jaymes@nubiabrand.us

June 28, 2024

Mr. Jaymes Winters

Chief Executive Officer

Solidion Technology, Inc.

13355 Noel Rd, Suite 1100 Dallas,

TX 75240

Re:	Solidion Technology, Inc. (the “Company”)

Nasdaq Symbol: STI

Dear Mr. Winters:

On May 30, 2024, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1) (the “Rule”). Based on the June 7, 2024, filing of the Company’s Form 10-Q for the period ended March 31, 2024, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.

If you have any questions, please contact me at +1 571 369 3913.

Sincerely,

/s/ Zachary Austensen
Zachary Austensen
Listing Analyst
Nasdaq Listing Qualifications